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EXHIBIT 23.1


CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.'s 333-34272, 333-34270 and 333-82680) of Cabot
Microelectronics Corporation of our report dated October 22, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




                                       /s/ PRICEWATERHOUSECOOPERS LLP



Chicago, Illinois
December 10, 2002



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